Exhibit 99.1

GlyEco Announces Senior Leadership Changes

Richard Geib named Chief Operating Officer

Michael Olsson named Executive Vice President – Consumer Segment

Dennis Kelly named Executive Vice President – Industrial Segment

ROCK HILL, SC / ACCESSWIRE / May 2, 2018 / GlyEco, Inc. ("GlyEco" or the "Company") (OTC Pink: GLYE), a developer, manufacturer and distributor of performance fluids for the automotive, commercial and industrial markets, announced today the appointment, effective April 27th, of Richard Geib to the new role of Chief Operating Officer. Geib will report to President and CEO Ian Rhodes.

“Over the past year we have successfully consolidated the recently acquired additive and glycol operations with our existing antifreeze business. As part of a natural progression we are now transitioning to an emphasis on a one company, one mission, one focus strategy to increase the profitability and growth of our new vertically integrated organization,” said Rhodes. “In appointing Dick to the new role of COO with responsibility for both the Consumer and Industrial Segments, we will be able to more fully leverage Dick’s knowledge and experience and operate as One Company.”

GlyEco also announced today, that effective April 27th, it has named Michael Olsson as Executive Vice President – Consumer Segment and Dennis Kelly as Executive Vice President – Industrial Segment. Olsson and Kelly will report to Geib.

“Both Mike and Dennis provide the management depth and industry knowledge we need as a rapidly growing company,” said Rhodes. “Mike, who previously held senior management positions at Kauffman Tire and Sears Automotive, has significant automotive industry knowledge and multi-location management experience, and Dennis, who previously oversaw the additive business for Dober Chemical, has significant knowledge and expertise in the specialized heat transfer and performance fluids markets, in addition to his in-depth experience in additive and antifreeze markets and technology.”

About GlyEco, Inc.

GlyEco is a developer, manufacturer and distributor of performance fluids for the automotive, commercial and industrial markets. We specialize in coolants, additives and complementary fluids. We believe our vertically integrated approach, which includes formulating products, acquiring feedstock, managing facility construction and upgrades, operating facilities, and distributing products through our fleet of trucks, positions us to serve our key markets and enables us to capture incremental revenue and margin throughout the process. Our network of facilities, develop, manufacture and distribute high quality products that meet or exceed industry quality standards, including a wide spectrum of ready to use antifreezes and additive packages for the antifreeze/coolant, gas patch coolants and heat transfer fluid industries, throughout North America.

For further information, please visit: http://www.glyeco.com

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this press release are forward-looking statements. In some cases, forward-looking statements can be identified by words such as "believe," "expect," "anticipate," "plan," "potential," "continue," or similar expressions. Such forward-looking statements include risks and uncertainties, and there are important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors, risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company's control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company's current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future, except as required by federal securities laws.

Contact:

GlyEco, Inc.

Ian Rhodes

President and Chief Executive Officer

irhodes@glyeco.com

866-960-1539

SOURCE: GlyEco, Inc.